UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):		March 1, 2017
Evans Bancorp, Inc.
______________________________________ (Exact Name of Registrant as Specified in Charter)

New York	0-18539	161332767
______________________ (State or Other Jurisdiction of Incorporation)	____________________ (Commission File Number)	__________________________ (IRS Employer Identification No.)

One Grimsby Drive, Hamburg, NY		14075
_______________________________ (Address of Principal Executive Offices)		_______ (Zip Code)

Registrant’s telephone number, including area code:		(716) 926-2000

Not Applicable
___________________________________________________ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Marsha S. Henderson has announced her resignation as a director of Evans Bancorp, Inc., effective March 31, 2017.  Ms. Henderson is retiring to spend more time on personal interests and travel.  Ms.  Henderson began her service on the Board of the Company in 2011 and served most recently as the chairwoman of the Board’s Corporate Governance and Nominating Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Bancorp, Inc.

March 7, 2017	By:	/s/ David J. Nasca
Name: David J. Nasca
Title: President and Chief Executive Officer